UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 21, 1999



                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)



    Indiana                            1-9250                35-1468632
  ----------------                    -----------            -------------------
   (State or other                   (Commission             (I.R.S. Employer
   jurisdiction of                    File Number)           Identification No.)
    organization)

    11825 North Pennsylvania Street
         Carmel, Indiana                                       46032
  --------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

                                 (317) 817-6100
                              --------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)



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ITEM 5.   OTHER EVENTS.


         On October 21, 1999, Conseco, Inc. ("Conseco") completed the public offering of $450.0 million of 8.5 percent notes due October 15, 2002 (the "8.5% Notes") and $550.0 million of 9.0 percent notes due October 15, 2006 (the "9.0% Notes"). The 8.5% Notes were priced at 99.977 percent of par and the 9.0% Notes were priced at 99.510 percent of par. Interest on both the 8.5% Notes and the 9.0% Notes is payable semi-annually on April 15 and October 15 of each year, beginning on April 15, 2000. Both the 8.5% Notes and the 9.0% Notes are redeemable in whole or in part at the option of Conseco at any time at a redemption price equal to the greater of: (i) 100 percent of the principal amount of the notes to be redeemed plus accrued interest to the date of redemption; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon from the redemption date to the maturity date, computed by discounting such payments, in each case, to the redemption date on a semi-annual basis at the Treasury rate (as defined) plus 25 basis points, plus accrued interest on the principal amount thereof to the date of redemption. Both the 8.5% Notes and 9.0% Notes are unsecured and rank equally with all other unsecured senior indebtedness of Conseco.

         Proceeds from the offering of approximately $991 million (after underwriting discounts and estimated offering expenses) will be used by Conseco for the repayment of outstanding indebtedness.












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

ITEM 7(c).   EXHIBITS.


             1.1    Underwriting Agreement dated October 18, 1999

             4.1 8.5% Note due October 15, 2002 (one of several notes with identical terms aggregating $450 million)

             4.2 9% Note due October 15, 2006 (one of several notes with identical terms aggregating $550 million)

             5.1    Opinion of John J. Sabl

            23.1    Consent of John J. Sabl (included in Exhibit 5.1)








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

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONSECO, INC.


DATE:  October 21, 1999
                                       By:  /s/ ROLLIN M. DICK
                                           ----------------------------------
                                           Name:  Rollin M. Dick
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


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